UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   1 )

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CARDINAL BANKSHARES CORPORATION
(Name of Registrant as Specified in Its Charter)

SCHALLER EQUITY PARTNERS, A NORTH CAROLINA LIMITED PARTNERSHIP
SCHALLER EQUITY MANAGEMENT, INC.
SCHALLER INVESTMENT GROUP INCORPORATED
COALITION PROXY HOLDING AND VOTING SPV, INC.
DOUGLAS E. SCHALLER
T. MAUYER GALLIMORE
BOBBY L. GARDNER, SR.
JOHN PAUL HOUSTON
CAROL S. JARRATT
JAMES W. SHORTT

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH  30, 2012

PROXY STATEMENT
OF
COALITION TO IMPROVE THE BANK OF FLOYD
c/o James W. Shortt
P.O. Box 900
Floyd, VA 24091

ANNUAL MEETING OF SHAREHOLDERS
OF
CARDINAL BANKSHARES CORPORATION
Scheduled To Be Held:
[Wednesday, April 25, 2012]
[ 2 :00 P .M., Eastern Time]
Bank of Floyd Conference Room
101 Jacksonville Circle
Floyd, Virginia 24091

April [  ], 2012

Dear Fellow Shareholder:

Coalition to Improve the Bank of Floyd (the “Coalition” or “we”)* does not believe the current Board of Directors (the “Board”) of Cardinal Bankshares Corporation (the “Company”), the public holding company of the Bank of Floyd, is acting in your best interest.  For more than a year, some members of the Coalition have urged the Company and the Board to think strategically and innovatively, with the best interest of shareholders as their paramount objective. They have been ignored or dismissed. Accordingly, the Coalition was formed to seek your support to change the current Board by electing to the Board the five new director nominees identified below at the Company’s annual meeting of shareholders, which is scheduled to be held on [ Wednesday, April 25, 2012] at [2:00 P.M.] in the Bank of Floyd Conference Room (located adjacent to the Bank of Floyd) at 101 Jacksonville Circle, Floyd, Virginia 24091 (including any adjournments or postponements thereof and any meeting that may be called in lieu thereof, the “Annual Meeting”).

The attached Proxy Statement and GOLD proxy card are being furnished in connection with the solicitation of proxies from the shareholders of the Company for the following purposes:

1.	To elect our five director nominees – T. Mauyer Gallimore, Bobby L. Gardner, Sr., John Paul Houston, Carol S. Jarratt and James W. Shortt (the “Nominees”) – to the Board of Directors of the Company.

2.	To transact any other business that may properly be raised before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The Coalition is seeking to have the Nominees elected to the Company’s Board of Directors to give shareholders the option to have independent, thoughtful and fresh perspectives in the Company’s boardroom to represent the shareholders’ best interest in all decision-making.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate six candidates for election as directors at the Annual Meeting.  Because the Coalition is soliciting proxies for the election to the Board of only our five Nominees, you will not be able to exercise your right to vote for a full slate of six directors if you use our GOLD proxy card. If the Coalition is successful in electing some or all five of our Nominees to the Board, the remaining position(s) on the Board will be filled by Company nominee(s). There is no assurance that any such Company nominee will serve if the Board is comprised of some or all of the Coalition’s five Nominees.

* As discussed in the attached Proxy Statement, the members of the Coalition to Improve the Bank of Floyd are John Paul Houston, James W. Shortt, Douglas E. Schaller, Schaller Equity Partners (a 9.8% shareholder of the Company), Schaller Equity Management, Inc., Schaller Investment Group Incorporated, and Coalition Proxy Holding and Voting SPV, Inc.

We urge you to consider carefully the information contained in the attached Proxy Statement and then support the Coalition’s efforts by signing, dating and returning the enclosed GOLD proxy card today.

Do NOT sign the Company’s  white proxy card if you want to support the nominees of the Coalition.  It is imperative that you disregard all white proxy cards if you want to support the nominees of the Coalition. If you have already voted the white proxy card furnished by the Company, you may exercise your right to change your vote by signing, dating and returning our GOLD proxy card at a later date or by voting in person at the Annual Meeting.

Thank you for your support.

Sincerely,

Coalition to Improve the Bank of Floyd

YOUR VOTE IS IMPORTANT

Please mark, sign and date our GOLD proxy card and return it promptly in the enclosed envelope, whether or not you plan to attend the Annual Meeting.   If your shares are held in a brokerage account, or by a bank or another institution in so-called “street name”, your broker, bank or other street name holder cannot vote your shares on the election of directors in this situation without your instructions.  Therefore, it is imperative that you exercise your right as the beneficial owner of your Shares and provide instructions to your broker, bank or other street name holder on how to vote your shares, using our GOLD proxy card if you want to vote for our Nominees.

ii

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH  30, 2012

PROXY STATEMENT
OF
COALITION TO IMPROVE THE BANK OF FLOYD
c/o James W. Shortt
P.O. Box 900
Floyd, VA 24091

ANNUAL MEETING OF SHAREHOLDERS
OF
CARDINAL BANKSHARES CORPORATION
Scheduled To Be Held:
[Wednesday, April 25, 2012]
[ 2 :00 P .M., Eastern Time]
Bank of Floyd Conference Room
101 Jacksonville Circle
Floyd, Virginia 24091

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This Proxy Statement (the “Proxy Statement”) and the enclosed GOLD proxy card are being furnished to shareholders of Cardinal Bankshares Corporation (the “Company”) by Coalition to Improve the Bank of Floyd (the “Coalition” or “we”).  The Coalition is seeking your support for the election of T. Mauyer Gallimore, Bobby L. Gardner, Sr., John Paul Houston, Carol S. Jarratt and James W. Shortt (the “Nominees”) to the Board of Directors (sometimes referred to simply as the “Board”) of the Company, which is the public holding company of the Bank of Floyd (the “Bank”), at the annual meeting of shareholders scheduled to be held on [ Wednesday, April 25, 2012] at [2:00 P.M.] in the Bank of Floyd Conference Room (located adjacent to the Bank of Floyd) at 101 Jacksonville Circle, Floyd, Virginia 24091 (including any adjournments or postponements thereof and any meeting that may be called in lieu thereof, the “Annual Meeting”).  This Proxy Statement and the enclosed GOLD proxy card are first being furnished to shareholders on or about  April [  ], 2012.

The members of the Coalition are: John Paul Houston, James W. Shortt, Douglas E. Schaller, Schaller Equity Partners, a North Carolina limited partnership (the “Partnership”), Schaller Equity Management, Inc. (“SEM”), Schaller Investment Group Incorporated (“SIG”) and Coalition Proxy Holding and Voting SPV, Inc. (“CPHV”).  SIG is the Partnership’s investment adviser and SEM is its general partner. Mr. Schaller is the President of both SEM and SIG.  CPHV is a special purpose vehicle that has been newly formed by SEM for the sole purpose of holding and voting the proxies that are received by the Coalition.

Each of Messrs. Houston and Shortt beneficially own less than 0.1% of the outstanding shares of common stock, $10.00 par value per share (the “Shares”), of the Company. The Partnership beneficially owns approximately 9.8% of the Shares.

As alluded to above and discussed in more detail below, this Proxy Statement and the enclosed GOLD proxy card are being furnished by the Coalition in connection with the solicitation of proxies from the Company’s shareholders for the following purposes:

1.          To elect T. Mauyer Gallimore, Bobby L. Gardner, Sr., John Paul Houston, Carol S. Jarratt and James W. Shortt to the Board of Directors of the Company.

2.          To transact any other business that may properly be raised before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The Company has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting as [ March 8 ], 2012 (the “Record Date”).  Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Company, as of the Record Date, there were [ 1,535,733 ] Shares outstanding and entitled to vote at the Annual Meeting.

The Coalition encourages you to vote your Shares FOR the election of the Nominees to the Company’s Board of Directors.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate six candidates for election as directors at the Annual Meeting.  Because the Coalition is soliciting proxies for the election to the Board of only our five Nominees, you will not be able to exercise your right to vote for a full slate of six directors if you use our GOLD proxy card. If the Coalition is successful in electing some or all five of our Nominees to the Board, the remaining position(s) on the Board will be filled by Company nominee(s). There is no assurance that any such Company nominee will serve if the Board is comprised of some or all of the Coalition’s five Nominees.  Additional information about the implications of this voting matter is discussed under “Voting and Proxy Procedures” on page 13.

THIS SOLICITATION IS BEING MADE BY THE COALITION AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.  WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN.  SHOULD OTHER MATTERS (OF WHICH WE WERE NOT AWARE A REASONABLE TIME BEFORE OUR SOLICITATION FOR THE ANNUAL MEETING)   BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSON NAMED AS PROXY IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN SUCH PROXY’S DISCRETION.

WE URGE YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD IN FAVOR OF THE ELECTION OF OUR NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY THE COMPANY’S MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF THE NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD.  THE LATEST-DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER-DATED PROXY FOR THE ANNUAL MEETING TO EITHER THE COALITION (IN THE ENCLOSED POSTAGE-PAID ENVELOPE) OR THE SECRETARY OF THE COMPANY, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

IMPORTANT

Your vote is important, no matter how many Shares you own.  We urge you to sign, date and return the enclosed GOLD proxy card today to vote FOR the election of our Nominees.

If your Shares are registered in your own name, please sign and date the enclosed GOLD proxy card and return it today to Coalition Proxy Holding and Voting SPV, Inc., c/o James W. Shortt, P.O. Box 900, Floyd, VA 24091; you may use the enclosed envelope.

If your Shares are held in a brokerage account or by bank or by another institution in so-called “street name”, you are considered the beneficial owner of the Shares, and these proxy materials, together with a GOLD proxy card, are required to be forwarded to you by your broker, bank or other street name holder.  As the beneficial owner, you must instruct your broker, bank or other street name holder how to vote your Shares, because your broker, bank or other street name holder cannot vote your Shares on your behalf without your instructions in this contested solicitation situation.

Depending upon the procedures available at your broker, bank or other street name holder, you may be able to vote either by toll-free telephone or through the Internet.  In any event, however, you may vote by signing, dating and returning the enclosed GOLD proxy card.

Since only your latest-dated proxy card will count, we urge you not to return any  white proxy card you receive from the Company.  For example, even if you return the  white proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any GOLD proxy card you may have previously sent to us.  The last card you submit must be the GOLD proxy card, if you wish to vote for our Nominees.  So please make certain that the latest-dated proxy card you return is the GOLD proxy card, if you wish to vote for our Nominees.

If you have any questions about this solicitation, you may call John Paul Houston, who is serving as the Coalition’s principal contact for shareholders with technical questions about this solicitation, at 540-745-3574.

BACKGROUND AND REASONS FOR THE SOLICITATION

The Coalition is conducting this proxy solicitation because it believes the composition and dynamics of Company’s current Board have resulted in decision-making that has not been in the best interest of the Company’s shareholders.  The Coalition believes the current state of affairs on the Board has led to the absence of a thoughtful and innovative strategic vision for the Company and the Bank, and that it reflects  the apparent influence  of Ronald Leon Moore - the Chairman, President and CEO of the Company - over most of the current members of the Board and thus over the Company and the Bank.  Past efforts by members of the Coalition to encourage the Board to change this state of affairs have been ignored or dismissed.  As a result, the Coalition was formed to turn to you – the shareholders and ultimate authority for the Company – to ask that you step up to protect your interest by electing five new Board members who are not under the influence of Mr. Moore, and who can make independent, thoughtful decisions about the governance and strategic direction of the Company and the Bank.

Our Problems with the Current Board

All of the Company’s current directors, with the exception of Michael D. Larrowe (about whom more is said below), have served on the Board since at least 2004.  In fact, three of these five directors have been serving on the Board for over 16 years.  Longevity of service is not necessarily a problem, and can indicate desirable stability and effectiveness.  However, the Coalition does not believe that is the case with respect to the Company’s current directors whom the Coalition is opposing.  Over the course of the last eight years, the Board has done little to ensure that appropriately strategic, visionary and effective leadership is guiding the Company and the Bank.  The Coalition believes the Board’s decision-making is influenced by Mr. Moore  to such an extent that the Board has not provided the detached, objective and independent perspectives that the shareholders deserve and are entitled to as a matter of law.

At the top of the Coalition’s list of problems with the current Board is the Board’s decision-making with respect to matters of senior executive leadership at the Company and the Bank.  With the exception of Mr. Moore – who has been Chairman of the Board for the last 12 years, and President and CEO of the Bank for the last 22 years, except for the seven-month tenure of Henry A. Logue as the Bank’s President and CEO discussed below – the senior executive management of the Company and the Bank has been unstable in significant respects.  The Coalition believes that state of affairs has adversely affected both (i) the development and implementation of an effective strategic plan for the Bank’s growth and operations and (ii) the Bank’s ability to seize upon potentially favorable opportunities in the wake of recent economic crisis.  The following facts support the Coalition’s concern about how the Board1 has handled senior management at the Company and the Bank.

The  Company has had eight Chief  or Principal  Financial Officers (“CFO”) since 1996.  (The Coalition understands that the person serving as CFO of the Company also performs that function for the Bank, which would be logical and prudent as a practical matter because the Bank is the Company’s only operating business.)   That is an average of a new CFO almost every two years.  One is compelled to ask: How can the Bank be expected to efficiently and effectively operate (and how is the Board ensuring the same) when such an important executive function has been filled with people who depart on average every two years?  The Coalition believes that such a revolving door situation means the Board is not performing well in selecting or in retaining talented people for that key position.

The Board’s performance has been equally disappointing to the Coalition in the strange circumstances surrounding Mr. Logue’s brief tenure as the Executive Vice President of the Company and the President and CEO of the Bank.  Mr. Logue was hired and appointed to those positions between March and November 2010 with fanfare.  However, by May 2011, Mr. Logue was gone, with hardly a word from the Company about  Mr. Logue’s surprisingly short tenure.  Mistakes are made in executive hiring decisions, and many such mistakes do not reflect a lack of proper diligence or incompetence on the part of those who made the decisions.  The Coalition is unable to assess fully what went wrong in the case of Mr. Logue’s short tenure, which was only seven months (from November 2010 to May 2011) in the case of his position as President and CEO of the Bank.  This is because the Company has refused to make transparent disclosure about the matter, and the Board has refused to discuss the matter with a representative of the Coalition.

1	Shareholders should note that, while the Company and the Bank have separate Boards of Directors, the Bank’s Board of Directors is appointed by, and is substantially the same as, the Company’s Board.

Mr. Schaller, on behalf of the Partnership as a then 8.7% shareholder of the Company, made  multiple requests to the Company and the Board about the circumstances of Mr. Logue’s departure.  Their  written response to these requests was that Mr. Logue’s departure “is a confidential employment matter.”2  Mr. Schaller had met with Mr. Logue in February 2011, shortly after the Partnership made its initial investment in the Company, and was impressed with Mr. Logue’s substantial banking experience and was encouraged by his plans to upgrade the Bank’s existing infrastructure and service offerings.  Three months later, Mr. Logue was gone, under circumstances that have never been explained publicly or discussed with the Partnership.

The Board’s response to Mr. Logue’s departure was to appoint Mr. Larrowe, who is a long time acquaintance of Mr. Moore (and a member of the accounting firm formerly engaged by the Company as its audit firm), as the Executive Vice President of both the Company and the Bank.  In announcing the appointment of Mr. Larrowe, the Company’s press release stated:

“Mr. Larrowe has over 29 year of public accounting experience.  Mr. Larrowe was owner and managing partner of Larrowe & Company PLC, providing services to over 100 community banks, prior to merging with Elliott Davis LLC.  Mr. Larrowe has had practical banking experience through serving as Chief Operating Officer and Chief Financial Officer for two community banks.”

That press release did not present the complete picture, however, just as the Company did not provide transparency about Mr. Logue’s departure.

For example, the Coalition believes it is important to note that Mr. Larrowe had only a few (three) years of experience working in banks prior to coming to the Company, which makes the reference to his “practical banking experience” in the Company’s announcement press release less than complete.  Based on the Coalition’s review of publicly available information, Mr. Larrowe’s first bank management position was in 2008 as Chief Operating Officer (“COO”) with Mocksville, NC-based Bank of the Carolinas, although he was a member of that bank’s organizing group and had been a director of the bank since its founding in 1998.  In May 2010, Mr. Larrowe's employment as Bank of the Carolinas’ COO was terminated.  In November 2010, Mr. Larrowe started his second bank management position as Chief Administrative Officer and Executive Vice President with Whitesville, NC-based Waccamaw Bank.  In April 2011, Mr. Larrowe resigned from Waccamaw Bank.

While Mr. Larrowe’s accounting career is substantial, his  three-year tenure as a bank executive does not inspire the Coalition's confidence . We   believe his three years of  first-hand experience as a banker would not be impressive to  a board  of directors  that was thoughtfully, reasonably and objectively  developing a succession plan for top leadership of a banking business.  By contrast, for example, the departed Mr. Logue had 30 years of banking experience when he was hired by the Company.  In any event, the Board presided over the hiring and departure of Mr. Logue and the hiring of Mr. Larrowe, in an apparent attempt to develop a leadership succession plan with respect to the 70 year old Mr. Moore.3

Situations such as the above cause the Coalition to have deep concern about the Board’s commitment to ensuring (or, alternatively, its ability to ensure) that the Bank has the requisite leadership for the Company to enhance value for its shareholders.  The Coalition believes it is time for new members on the Board to address the issues of management and leadership at the Company and the Bank, because it would be unreasonable for shareholders to expect a suddenly different performance from reelecting all of the current six directors.

The Coalition believes there are many employees at the Bank with the talent to take it into a period of growth that could enhance shareholder value and could increase the Bank’s market share in Floyd and the surrounding region. However, the Coalition believes that these employees may not be realizing their full potential under Mr. Moore’s leadership (or under the leadership of Mr. Larrowe, if he is indeed being groomed as the successor to Mr. Moore).  The Coalition believes that Moore’s leadership has created an environment that stifles innovation and other strategic initiatives to grow the Bank or enhance its operations.  That environment needs to change now, and the Coalition believes that a change in the membership of the Board is a prerequisite for it.

2
The Company, in its June 17, 2011 letter to the Partnership refusing the Partnership’s request for information about Mr. Logue’s departure, made this statement as part of its reason for the refusal.  The Partnership and the Coalition are unable to infer what underlying factors led the Company to such a position and refusal.

3	Mr. Moore has indicated that Mr. Larrowe was contemplated to be his successor.

The Coalition’s Goals for the Company and the Bank

The Partnership led the formation, and is the principal member, of the Coalition.  The Partnership’s interest in the well-being and future success of the Company and the Bank is the principal driver for this proxy solicitation.  That interest derives exclusively from the Partnership’s 9.8% ownership of the Shares and the Partnership’s desire for the Company to have a Board that will act diligently and proactively in the best interest of the Company’s shareholders, by seeking to grow the Bank’s business and invigorate its services offerings and thereby to enhance value to the Company’s shareholders.

The Partnership began investing in the Company in February 2011 because it believed the Shares were trading at a significant discount  to the Company’s intrinsic value.  As discussed further below under “Chronology of Events Leading to This Solicitation”, when the Partnership perceived problems with the Company’s leadership situation, it attempted to engage in discussions with the Board.  On the whole, the Board, and especially Mr. Moore, has not been receptive.  In these discussions, the Partnership presented a range of strategic possibilities for enhancing shareholder value that it believed prudent leaders should consider.  Some of the early such discussions included the possibility of a sale of the Company or the Bank, in light of the leadership void the Partnership perceived.

After those early discussions, however, Mr. Schaller, who resides in Winston-Salem, North Carolina, began to visit and talk with business and other leaders in Floyd, Virginia and the surrounding area . He met and befriended Messrs. Houston and Shortt early during that process, and they introduced him to other leaders in the Floyd community.  Over the course of such conversations, Mr. Schaller learned that several of these people shared the Partnership’s concern about the leadership situation at the Company and the Bank, but also believed the Bank could have a bright future under the right leadership.   Mr. Schaller also learned that several persons were willing, if elected to the Board, to challenge the prevailing leadership culture at the Company and to seek to install management that would strive to invigorate the Bank and create a strategic vision for the Company’s long-term success.  As a result, the Partnership began to focus exclusively on the long-term improvement of the Bank, and the enhancement of value for the Company’s shareholders through the growth and improved operations of the Bank , and the Partnership also began to consider the feasibility of seeking changes in the Board of the Company.

The Coalition believes an effective Board could encourage management to bring the Bank’s service offerings up to modern expectations, and could also ensure the establishment of a management culture that actively supports and actively encourages employees to improve customers’ experiences with the Bank, whether in the home office location, in its branches or through online services.

The Coalition believes an effective Board could ensure that the Bank’s senior management team has the opportunity and motivation to take innovative steps to grow the Bank and its deposits, and the Coalition believes there are opportunities to do so.  For example, according to FDIC data, at June 30, 2011, the Bank represented less than 1 % of the total deposits of either of the Blacksburg-Christiansburg-Radford or the Roanoke markets.4  In an era of big banks charging fees that are alienating customers, the Coalition believes the Bank, led by a management team with an appropriate focus on improving customer service, could make inroads in these existing markets being served by the Bank.

The Coalition believes a newly constituted Board , comprised of several respected leaders from Floyd, Virginia and the surrounding area , could take steps to ensure that the Bank has the leadership talent it needs to develop an effective long-term strategic vision focused on increasing the value of the Company.

Selection of the Nominees

While the Coalition believes the Company needs new directors in order to have a truly effective Board, the Coalition also concluded, as indicated above, that it is possible for meaningful and effective change at the Board to come from the election of persons who are residents of the community (and surrounding areas) in which the Company is located and the Bank operates.  Accordingly, the Coalition chose its Nominees from among local business and civic leaders who have first-hand knowledge of the Bank, its reputation and importance in the community, and many of its personnel.

4 Deposit Market Share by Metropolitan Statistical Area is available at the website maintained by the FDIC at http://www2.fdic.gov/sod/sodMarketBank.asp?barItem=2

Mr. Schaller has spent a considerable amount of time over the past several months talking and visiting with business, civic and other leaders in the Floyd area, as well as with customers of the Bank and many other residents of Floyd and other communities served by the Bank.  These discussions led to development of a friendship between Mr. Schaller and Messrs. Houston and Shortt, and to Mr. Schaller’s (and thus the Partnership’s ) introductions to the other persons who would become the Nominees that the Coalition selected and is supporting for election in this solicitation.  As discussed elsewhere in this Proxy Statement, the Coalition believes that its Nominees  Ms. Carol S. Jarratt and Messrs. T. Mauyer Gallimore and Bobby L. Gardner, Sr., along with Messrs. John Paul Houston and James W. Shortt  provide an effective combination of business and community leaders from Floyd, Virginia and the surrounding area, and that each Nominee can bring much-needed insight, independence and accountability, and fresh and relevant perspectives to the Board.

The Coalition is offering the Company’s shareholders a choice:

●
Continue with the same Board whose stewardship has delivered the current state of affairs that is unacceptable to the Coalition and that the Coalition believes is also unacceptable to many other shareholders, OR

●
Bring in five new members of the Board, with fresh perspectives and independence from the leadership of the past, but with deep connections to the community in which the Company and the Bank (and many of the Bank’s employees and customers) are located.

We hope you will agree with us the better choice is clear.

Because of certain inaccurate rumors about the goals or intentions of the Partnership or Mr. Schaller, the Coalition wants to emphasize a few matters.  None of Mr. Schaller, the Partnership or any of their affiliates or associates are seeking control of the Company or the Bank, or using this solicitation to seek the ability to sell the Bank or the Company.  None of them has any intent to be involved with the day-to-day management of the Company or the Bank. By forming the Coalition to solicit support for the election of the Nominees, the Partnership, Mr. Schaller and their affiliates and associates hope to bring about a change in the Board that will be mutually beneficial to the Bank’s customers and employees and all of the Company’s shareholders.  While the Coalition has confidence in the ability and integrity of its Nominees, there is no assurance that the Nominees, if elected, will perform in the manner the Coalition envisions.  There are no agreements, commitments or other arrangements between any member of the Coalition and any Nominee with respect to how any Nominee would act as a director, if elected, or would act otherwise with respect to the Board’s oversight of the management and operations of the Company and, indirectly, the Bank.

Chronology of Events Leading to this Solicitation

On February 17, 2011, the Partnership, along with SEM, SIG and Mr. Schaller (collectively, “the Partnership Affiliate Group”) filed a Schedule 13D (the “13D”) with the SEC disclosing ownership in excess of 5% of the outstanding Shares.

Later in February 2011, Mr. Schaller visited the Company and met with Mr. Logue (then the President and CEO of the Bank as well as a director and Executive Vice President of the Company) and Mr. Moore to discuss strategic possibilities for the Company, including growth initiatives for the Bank, to enhance value for the shareholders.

On May 31, 2011, the Company announced that Mr. Logue had resigned as Executive Vice President of the Company, President and CEO of the Bank and a director of both the Bank and the Company on May 27, 2011.

On June 3, 2011, Mr. Schaller telephoned Mr. Moore to discuss Mr. Logue’s departure and to seek an explanation of the same, which explanation Mr. Schaller did not receive.

On June 6, 2011, the Partnership Affiliate Group filed an amendment to the 13D, attaching a letter it had sent to the Company’s Board on the same day expressing the Partnership’s disappointment with Mr. Logue’s unexplained departure and its concern about the Company’s and the Bank’s future leadership.

On July 27, 2011, the Partnership Affiliate Group filed an amendment to the 13D, attaching a letter it had sent to the Board on the same day expressing the Partnership’s disappointment in the Board’s decision to appoint Mr. Larrowe as Executive Vice President of the Company and the Bank.

On September 29, 2011, the Partnership published an open letter to the shareholders of the Company in The Floyd Press of Floyd, Virginia, and the Partnership Affiliate Group filed a 13D amendment regarding the same.

On December 22, 2011, the Partnership published a second open letter to the shareholders of the Company in The Floyd Press, in which the Partnership discussed its focus on growing the Bank and increasing shareholder value, and the Partnership Affiliate Group filed an amendment to the 13D regarding the same on December 29, 2011.

On January 9, 2012, the Partnership Affiliate Group filed an amendment to the 13D, reiterating the possibility of a proxy solicitation, to which the Partnership Affiliate Group had alluded in previous amendments.

Later in January 2012, the Partnership Affiliate Group and Messrs. Houston and Shortt formed the Coalition.

Between mid-January and February 13, 2012, the Coalition members identified and selected the persons the Coalition would present and support as the Nominees, and obtained the verbal consents of those persons.

On February 13, 2012, the Partnership provided an Indemnification Agreement to each Nominee, which is described below under “Proposal for Election of Directors – Other Information Concerning the Nominees”.

Between February 21 and 22, 2012, the Partnership received a Consent to Nomination and Agreement to Serve as Director from each Nominee, which is described below under “Proposal for Election of Directors – Other Information Concerning the Nominees”.

On February 23, 2012, the Partnership sent the Company a notice, as required by Section 1.12 of the Company’s Bylaws, of the Partnership’s desire to nominate the Nominees, and the Partnership Affiliate Group filed a copy of the same in an amendment to the 13D on February 24.

On February 28, 2012, the Partnership Affiliate Group filed a further amendment to the 13D to address inaccurate rumors about the plans and intentions of the Partnership with respect to the Company or the Bank, and the Partnership issued a press release to announce the filing of that amendment.

Between March 5 and 7, 2012, the Coalition received an Addendum to the Consent to Nomination and Agreement to Serve as Director from each Nominee, whereby each Nominee agreed not to purchase or sell any Shares prior to the conclusion of the Annual Meeting, and which is further described below under “Proposal for Election of Directors – Other Information Concerning the Nominees”.

On April [  ], 2012, SEM formed CPHV to perform the limited roles described elsewhere in this Proxy Statement relating to holding and voting the proxies received by the Coalition pursuant to this solicitation.

PROPOSAL FOR ELECTION OF DIRECTORS

The Company’s Board of Directors (sometimes referred to simply as the “Board”) is currently comprised of six directors.  For the reasons stated above, the Coalition is seeking your support at the Annual Meeting to elect our  five Nominees.

The Coalition’s Nominees

The Partnership notified the Company of its desire to nominate the Nominees in a timely manner and in compliance with the provisions of Section 1.12 of the Company’s Bylaws.  If elected, the Nominees, each of whom the Coalition believes is highly qualified, will exercise independent judgment in accordance with his or her fiduciary duties as a director in all matters that come before the Board.  None of the Nominees is affiliated with the Partnership or its affiliates, or with any other Nominee, although Mr. Houston and Mr. Shortt are members of the Coalition for purposes of conducting this proxy solicitation.  Each Nominee has committed to the zealous and faithful discharge of those fiduciary duties, and to work collaboratively but independently with the other members of the Board, to advance the best interests of the Company and enhance value for the Company’s shareholders.

Set forth below is select personal and professional biographical information about each of the Nominees, including a summary of the experience, qualifications, attributes and skills of the Nominees that led us to conclude that the Nominees would be effective as directors of the Company.  This information has been furnished to us by the Nominees.  The Nominees are all citizens of the United States of America.

T. Mauyer Gallimore (age 69) has owned and operated Blue Ridge Land and Auction Co. since its founding in 1991, and has been a small business owner in Floyd, Virginia for 38 years.  (The address for Blue Ridge Land and Auction Co., which is the address for him, is P.O. Box 234, Floyd, VA 24091.)  Mr. Gallimore was a Certified Real Estate Appraiser (retired) for 20 years for the Commonwealth of Virginia. He is a life-long resident of Floyd County and grew up in the Wills Ridge community.   Mr. Gallimore graduated from Floyd County High School in 1960, after which he attended Virginia Polytechnic Institute and State University. He is the originator and co-founder of the Buffalo Booster Club at Floyd County High School and has been a member of Beaver Creek Church of The Brethren since 1971.

The Coalition believes Mr. Gallimore is particularly qualified to be a director of the Company due to his extensive and successful track record owning and managing successful businesses in Floyd County for more than 30 years. In addition, he has extensive experience in real estate, which is a major loan category for the Bank.

As of the date hereof, Mr. Gallimore has beneficial ownership of  6,270 Shares, which Shares are jointly owned by Mr. Gallimore and his wife.  In the past two years, there have been no purchases or sales of any Shares beneficially owned by Mr. Gallimore.

Bobby Leon Gardner, Sr. (age 67) has owned and operated Gardner Funeral Home in Floyd since 1979.  (The address for Gardner Funeral Home, which is the address for him, is 202 E. Oxford Street, Floyd, VA 24091.)  In addition to Gardner Funeral Home, he also owns a real estate company that rents houses in the Floyd area. In July 1996, Mr. Gardner was appointed by Governor George Allen to serve the Commonwealth of Virginia on the Department of Health Professions Board of Funeral Directors and Embalmers, was reappointed by Governor James Gilmore for an additional four years, and served as President of that Board from July 2003-July 2004. Mr. Gardner graduated from Floyd County High School in 1963, after which he attended the Cincinnati College of Mortuary Science. Mr. Gardner is actively engaged in several civic organizations in Floyd, and is a Trustee of Floyd Baptist Church. Mr. Gardner is a lifelong resident of Floyd County.

The Coalition believes Mr. Gardner is particularly qualified to be a director of the Company due to his successful track record owning and managing a successful business in Floyd County for more than 30 years, in addition to his considerable experience as a real estate investor in the Floyd, Virginia area.

As of the date hereof, Mr. Gardner has beneficial ownership of 15,006 Shares, which amount includes 2,000 Shares jointly owned with his children.  In the past two years, there have been no purchases or sales of any Shares beneficially owned by Mr. Gardner.

John Paul Houston (age 48) has been a partner since 2009 in what is now Stone, Houston and Associates, Inc., which provides individuals and small businesses with financial guidance and planning, as well as investment advice.  Mr. Houston began working for that company in 2008.  (The address for Stone, Houston and Associates, Inc., which is the address for him, is 201 E. Main Street, Suite One, Floyd, VA 24091.)  Prior to that time, Mr. Houston worked for Farm Bureau Insurance for 19 years.  Mr. Houston also founded and operates Sweet Providence Farm, a producing farm and seasonal retail farm market that produces Christmas trees and specialty meats.  He holds Financial Industry Regulatory Authority (FINRA) securities licenses Series 7, Series 24, Series 63 and Series 66, and is a registered representative, investment adviser representative and registered principal with Invest Financial Corporation.  Mr. Houston is a Chartered Life Underwriter and Chartered Financial Consultant. He serves on the board of directors of the Roanoke County Farm Bureau. Mr. Houston is a lifelong resident of Floyd County.

The Coalition believes Mr. Houston is particularly qualified to serve on the board by virtue of his financial education and his diverse and successful experiences in financial services, agribusiness and retail sales.

As of the date hereof, Mr. Houston has beneficial ownership of 35 Shares.  Mr. Houston’s purchases and sales of the Shares in the past two years are set forth on Schedule I to this Proxy Statement.

Carol S. Jarratt (age 64) was a banker for more than 35 years prior to her retirement in 2008. From 2005-2008, she was Marketing Director of HomeTown Bank, a start-up bank in Roanoke, Virginia. Prior to that, she was Senior Vice President and Regional Marketing Manager-Mid-Atlantic for Wachovia Bank, and she previously served in various marketing and retail capacities with banks ultimately acquired by Wachovia, including First National Exchange Bank and Dominion Bank.  Ms. Jarratt is a graduate of Patrick Henry High School in Roanoke, Wellesley College and the Virginia-Maryland School of Bank Management at the University of Virginia. Ms. Jarratt has been married to R. Devereux Jarratt, who grew up in Floyd, for 40 years.  Ms. Jarratt’s address is 3329 Southwood Village Court, Roanoke, VA 24014.

The Coalition believes Ms. Jarratt is particularly qualified to serve on the board by virtue of her extensive banking experience.

As of the date hereof, Ms. Jarratt has beneficial ownership of 29,994 Shares, which amount includes 28,674 Shares owned by her husband.  In the past two years, there have been no purchase or sales of any Shares beneficially owned by Ms. Jarratt.

James W. Shortt (age 49) has been a practicing attorney in his own Floyd-based firm, James W. Shortt & Associates, P.C., since 1995, which represents numerous businesses, corporations and organizations in Floyd, Patrick, Montgomery and surrounding counties.  (The address for James W. Shortt & Associates, P.C., which is the address for him, is P.O. Box 900, Floyd, VA 24091.)  He is also Town Attorney for the Town of Floyd and counsel for the Floyd County Public Service Authority.  From 1990 to 1995, Mr. Shortt was an Assistant Attorney General for the Commonwealth of Virginia, assigned to the Civil Litigation, Real Estate and Construction Sections, where he represented colleges, universities and state agencies throughout the Commonwealth.  He is also counsel for Citizens Telephone Cooperative, Commissioner of Accounts for Floyd County, a qualified Commissioner in Chancery and Guardian ad Litem for the 27th Judicial Circuit.

The Coalition believes Mr. Shortt is particularly qualified to serve on the Board by virtue of his legal background, especially with regard to his knowledge of real estate law.

As of the date hereof, Mr. Shortt has beneficial ownership of 975 Shares.  In the past two years, there have been no purchases or sales of any Shares beneficially owned by Mr. Shortt.

Other Information Concerning the Nominees

If elected as a director of the Company, each of the Nominees would be an “independent director” within the meaning of NASDAQ listing standards applicable to board composition and Section 301 of the Sarbanes-Oxley Act of 2002.

On February 13, 2012, the Partnership entered an identical Indemnification Agreement with each of the Nominees in which (i) the Partnership agreed to indemnify each Nominee with respect to certain claims that may be made by third parties against such Nominee in connection with or as a result of the Nominee’s legal status, under the Securities and Exchange Commission’s (the “SEC”) proxy rules, as a “participant” in this solicitation, and (ii)  each Nominee agreed to maintain as confidential all confidential, proprietary or non-public information obtained by such Nominee from the Partnership or its affiliates.

Other than as stated herein, there are no arrangements or understandings among, on the one hand, the Partnership or any of its affiliates, and, on the other hand, any Nominee or any other person or persons pursuant to which the nomination described herein is being made, other than (i) the consent by each Nominee to being identified by the Partnership to the Company as a proposed nominee, to being named in this Proxy Statement with respect to the same and to serving as a director of the Company if elected as such at the Annual Meeting (the “Consent”), and (ii) an addendum to the Consent, indicating each Nominee’s acknowledgement that it will not, directly or indirectly, buy or sell any Shares prior to the conclusion of the Annual Meeting. None of the Nominees has received or will receive any compensation from the Partnership or any of its affiliates for his or her consent to being a Nominee or for his or her service as a director of the Company if elected.

The Coalition does not expect that any of the Nominees will be unable to stand for election; but, in the unforeseen event a Nominee is incapable of serving or for good cause will not serve, the Shares represented by the enclosed GOLD proxy card will be cast for a substitute nominee, unless prohibited under the Company’s Bylaws or applicable law.  In addition, we reserve the right to nominate one or more substitute candidates if the Company makes or announces any changes to its Bylaws or takes any other action that has, or if consummated would have, disqualified any Nominee, to the extent such action on our part is not prohibited under the Company’s Bylaws or applicable law.  In any such case, the Shares represented by the enclosed GOLD proxy card will be voted in favor of one or more such substitute nominee(s), as applicable.  We reserve the right to nominate additional person(s), to the extent that opting for this action is not prohibited under the Company’s Bylaws or applicable law, if the Company increases the size of the Board above its existing number, or above its contemplated size at the conclusion of the Annual Meeting.  Additional nominations made pursuant to the preceding sentence should be without prejudice to the position of the Coalition that any attempt by the Company to increase the size of the Board, or to classify, reconstitute or reconfigure the Board, would constitute unlawful manipulation of the Company’s corporate machinery.

YOU ARE URGED TO VOTE FOR THE ELECTION OF THE COALITION’S NOMINEES
ON THE ENCLOSED GOLD PROXY CARD.

Information Concerning Voting by the Coalition and Nominees

Each Nominee and each member of the Coalition has said that he, she or it will vote the Shares it owns, if any, for all five Nominees of the Coalition. Because the Coalition’s solicitation pursuant to this Proxy Statement and the GOLD proxy card relates to only five of the six positions for which the Company is seeking proxies to fill at the Annual Meeting, the Partnership intends to vote its own Shares at the Annual Meeting by completing a ballot for the election of a sixth person from among the nominees being proposed by the Company. Whether or not the Partnership proceeds in that manner does not affect the Coalition’s solicitation of proxies for its five Nominees or how the Coalition will cast votes indicated on the GOLD proxy cards it receives from shareholders.

[The Partnership currently intends to vote its Shares for the reelection of Dr. Joseph Howard Conduff, Jr., if he continues to be a nominee for reelection by the Company.  The Partnership believes that Dr. Conduff is capable of the kind of independent, thoughtful decision-making, as a director, to which the shareholders are entitled.  In addition, Dr. Conduff, if he were to be reelected and were to serve along with the five Nominees, would provide the newly constituted Board with a sense of continuity, and would provide valuable institutional knowledge of the Board, the Company and the Bank.  As of the date of this Proxy Statement, Dr. Conduff is listed as one of the Company’s nominees for reelection, and biographical information about Dr. Conduff – along with information about the amount of Shares he owns, his independent status with respect to the Company, his role on various committees of the Board and his compensation as a director – can be found in the Company’s proxy statement.]

VOTING AND PROXY PROCEDURES

Based on publicly available information, we believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Company’s common stock (i.e., the Shares). Only shareholders of record on the Record Date are entitled to notice of and to vote at the Annual Meeting.  Each Share is entitled to one vote.  Persons who sold their Shares before the Record Date (or shareholders who acquire them, without specifically obtaining voting rights, after the Record Date) may not vote such Shares.  A shareholder of record on the Record Date will retain his, her or its voting rights in connection with the Annual Meeting, even if the shareholder sells his, her or its Shares after the Record Date.

Shares represented by a properly executed GOLD proxy card will be voted at the Annual Meeting as marked. In the absence of specific instructions, but if a GOLD proxy card is otherwise properly executed, the Shares will be voted FOR the election of the Nominees to the Board, and in the discretion of the person named as proxy on all other matters as may properly come before the Annual Meeting.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate six candidates for election as directors at the Annual Meeting.  However, the Coalition is soliciting proxies only for the election to the Board of our five Nominees.  Therefore, if you use our GOLD proxy card , to vote to elect the Coalition’s five Nominees, you will not be able to exercise your right to vote for a full slate of six directors.  In addition, because the Company’s directors are elected by a plurality vote (see below under “Votes Required”) even if the Coalition is successful in electing all five of our Nominees to the Board, the remaining position on the Board will be filled by a Company nominee.  There is no assurance that any such Company nominee will serve, if elected to the Board, if a majority of the Board is then comprised of some or all of the Coalition’s five Nominees.   [As discussed above under “Proposal for Election of Directors – Information Concerning Voting by the Coalition and Nominees,” the Partnership currently intends to vote its Shares for the reelection of Dr. Joseph Howard Conduff, Jr., who is one of the Company’s nominees, as the sixth director.]

Quorum; Discretionary Voting

In order to constitute a quorum with respect to each matter to be presented at the Annual Meeting, a majority of the outstanding Shares as of the Record Date must be present at the Annual Meeting, either in person or by proxy.  If you properly execute our GOLD proxy card, your Shares will be part of the quorum.  Abstentions and broker non-votes will count as Shares that are present for the purpose of establishing a quorum, but will not be counted as votes cast either in favor of or against a particular proposal.  A “broker non-vote” is a proxy submitted by a broker, bank or other street name holder that does not indicate a vote for some of the proposals because the broker, bank or other street name holder does not have (or does not choose to exercise) discretionary voting authority on certain types of proposals and has not received instructions from its client as to how to vote on those proposals.

NYSE rules, which, among other things, guide certain brokerage practices of most brokers, banks or other street name holders that have discretion over voting beneficial owners’ shares, allow for the exercise of discretionary voting on behalf of a beneficial owner on all “routine” matters if the broker has not received voting instructions from the beneficial owner. However, the NYSE  has determined that matters involving the election of directors are “non-routine”. As a result, a broker, bank or other street name holder cannot vote on a client’s behalf on the proposal to elect the Nominees to the Board.  If you hold your Shares in street name and do not provide voting instructions to your broker, bank or other street name holder, your Shares will not be voted on the election of directors at the Annual Meeting, or on any other proposal on which your broker, bank or other street name holder does not have or does not exercise discretionary authority to vote, including any non-routine matter for which you do not provide voting instructions.  A broker non-vote on the proposal to elect the Nominees to the Board will have no effect on the outcome of the proposal.

Votes Required

According to the Company’s Bylaws (and as stated in its proxy statement, directors are elected by a plurality vote, which means that the six director nominees receiving the highest number of FOR votes will be elected as directors.  A shareholder who abstains with respect to the proposal to elect the Nominees to the Board will have no effect on the outcome of the vote for the election of directors.

Revocation of Proxies

A shareholder may revoke his, her or its proxy at any time prior to the Annual Meeting by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy that is properly completed will constitute a revocation of any earlier proxy delivered by the shareholder.  A revocation may be delivered either to Coalition Proxy Holding and Voting  SPV, Inc., c/o James W. Shortt, P.O. Box 900, Floyd, VA 24091, or to the Company at 101 Jacksonville Circle, Floyd, Virginia 24091, Attention: Corporate Secretary.  Although a revocation of a prior proxy is effective if delivered to the Company, the Coalition requests that shareholders mail any revocation (either the original or a photocopy) to Coalition Proxy Holding and Voting SPV, Inc., c/o James W. Shortt, P.O. Box 900, Floyd, VA 24091, so that the Coalition will be aware of all revocations and can more accurately assess which shareholders of record have received proxies.  Additionally, we may use this information to contact a shareholder who has revoked a proxy in order to solicit a later-dated proxy for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE COALITION’S NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Coalition, which consists of Messrs. Houston, Shortt and Schaller, the Partnership, SEM, SIG and CPHV as discussed above in this Proxy Statement.  Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

The Coalition has requested brokers, banks or other street name holders to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  The Coalition will reimburse such record holders for their reasonable out-of-pocket expenses in so doing.

The entire expense of the Coalition’s solicitation of proxies is being borne by the Partnership, which is the organizer and principal member of the Coalition.  Costs of this solicitation of proxies are currently estimated to be approximately $[________].  The Partnership estimates that, through the date hereof, the expenses in connection with this solicitation are approximately $[_________].  The Partnership does not intend to seek reimbursement from the Company of the expenses incurred in connection with this solicitation of proxies.

OTHER PARTICIPANT INFORMATION

The participants in this proxy solicitation are the members of the Coalition – i.e., Messrs. Houston, Shortt and Schaller, the Partnership, SEM, SIG and CPHV – along with each of the other Coalition Nominees (i.e., T. Mauyer Gallimore, Bobby L. Gardner, Sr. and Carol S. Jarratt) ,   Information related to Shares beneficially owned by each of the Nominees is set forth under “Proposal for Election of Directors” above.   Information about the Shares beneficially owned by the other participants is discussed in the next two paragraphs.

As of the date hereof, the Partnership is the direct beneficial owner of 151,267 Shares. The principal business of the Partnership is purchasing, holding and selling securities for investment purposes.  SIG, a registered investment adviser under the Investment Advisers Act of 1940, as amended, in addition to providing investment advice to separately managed accounts, is also the investment adviser of the Partnership . SEM was formed in 2000 for the sole purpose of serving as the general partner of the Partnership. Douglas E. Schaller ’s sole occupation is that of an investment adviser, and he has provided investment advice solely though SIG since its founding in 1995. Mr. Schaller is the sole director and officer of each of SIG and SEM , and each of SIG and SEM is a North Carolina corporation .

SIG and SEM could each be deemed to be indirect beneficial owners of the Partnership’s Shares, and could be deemed to share such beneficial ownership with the Partnership. Mr. Schaller is the President of each of SIG and SEM, and could be deemed to share such indirect beneficial ownership with SIG, SEM and the Partnership. However, none of SIG, SEM or Mr . Schaller directly own any Shares. Other than Mr . Schaller, there are no directors or officers of SIG or SEM, and SEM is the sole general partner of the Partnership. The business address of each of the Partnership, SIG, SEM and Mr. Schaller is 324 Indera Mills Court, Winston-Salem, NC 27101.

CPHV is a special purpose vehicle company that was recently formed by SEM solely for the purpose of holding (and voting at the Annual Meeting), on behalf of the Coalition, the proxies received by the Coalition as a result of this solicitation.  CPHV does not and will not conduct any other business or activity, and CPHV will be dissolved promptly after the voting results from the Annual Meeting are final.   Because of the limited and transient role that would be performed by CPHV, it is not (and will not be) a beneficial owner of any Shares.   James W. Shortt is the sole director and officer of CPHV.  The address for CPHV is P.O. Box 900, Floyd, VA 24091.

For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, see Schedule I.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company that are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no participant in this solicitation holds any positions or offices with the Company; (xiii) no participant in this solicitation has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer and (xiv) no corporation or organization, with which any participant in this solicitation has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company.

There are no material proceedings to which any participant in this solicitation or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

OTHER MATTERS AND ADDITIONAL INFORMATION

Other Matters at the Annual Meeting

Other than as discussed above, the Coalition is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, of which the Coalition is not aware as of the date of this Proxy Statement (and of which we were not aware a reasonable time before our solicitation for the Annual Meeting) , be brought before the Annual Meeting, the entity named as proxy on the enclosed GOLD proxy card will vote on such matters in such proxy’s discretion.

Shareholder Proposals

According to the Company’s proxy statement for the Annual Meeting, proposals of shareholders intended to be presented at the 2013 Annual Meeting of Shareholders of the Company must be received by the Company not later than [DATE] and comply with all the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 and otherwise comply with the Company’s Bylaws in effect for such meeting, in order to be included in the Company’s proxy statement and form of proxy relating to such Annual Meeting. Such proposals, including shareholder nominations of candidates for election as Company directors, should be sent to the Company’s principal office at 101 Jacksonville Circle, P.O. Box 215, Floyd, Virginia 24091, Attn: Corporate Secretary by certified mail, return receipt requested. Any proposal that is received by the Company after [DATE], will be considered untimely for inclusion in the proxy statement and form of proxy for the 2013 Annual Meeting.

In addition, according to the Company’s proxy statement for the Annual Meeting, the Company’s Bylaws provide that no business may be transacted at a shareholders’ meeting except such business as shall be (1) specified in the meeting notice; (2) brought before the meeting at the Board’s direction; or (3) brought before the meeting by a shareholder of record entitled to vote at the meeting in compliance with Rule 14a- 8. A shareholder must mail to the Company’s principal office at 101 Jacksonville Circle, P.O. Box 215, Floyd, Virginia 24091, Attn: Corporate Secretary , notice of the shareholder’s proposal no less than 120 days prior to the mailing date of the proxy statement for the previous year’s annual shareholder meeting. The notice of action a shareholder proposes to bring before an annual meeting must include (a) a brief description of the business and the reasons for bringing the business before the meeting; (b) the shareholder’s name and address as they appear on the Company’s books; (c) the classes and number of shares of the Company owned of record or beneficially by such shareholder; and (d) any material interest of the shareholder in such business, other than his interest as a shareholder of the Company.

Similarly, the Company’s Bylaws currently provide that any shareholder desiring to nominate one or more persons for election at an annual meeting must submit the name of the proposed nominee(s) in writing, together with a statement signed by each proposed nominee agreeing to serve, if elected, and a confirmation from the applicable regulatory agencies that each such nominee is qualified to serve. This submission must be submitted to the Company at 101 Jacksonville Circle, P.O. Box 215, Floyd, Virginia 24091, Attn: Corporate Secretary not less than 30 days prior to the date set for the annual shareholders meeting.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2013 Annual Meeting is based on information contained in the Company’s proxy statement.  The inclusion of this information in this Proxy Statement should not be construed as an admission by the Coalition that such procedures are legal, valid or binding.

Important Notice Regarding Electronic Availability Of Proxy Materials

This Proxy Statement and GOLD proxy card are available at  www.proxyvote.com/[________]

Additional Information

As permitted under applicable SEC proxy rules, the Coalition has omitted from this Proxy Statement certain information and other disclosures that are available in the Company’s proxy statement.  Such information and disclosures include, among other things, information concerning the compensation of the Company’s directors and executive officers. Shareholders should refer to the Company’s proxy statement in order to review such information and disclosure.

The Coalition does not make any representation as to the accuracy or completeness of the information from the Company’s proxy statement that is included herein, or otherwise incorporated by reference into this Proxy Statement pursuant to applicable SEC proxy rules.

The Company files annual, quarterly and special reports, proxy statements and other information with the SEC.  You may read and copy any reports, statements or other information that the Company files with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  These SEC filings are also available to the public at the Internet website maintained by the SEC at www.sec.gov.

Respectfully submitted,

COALITION TO IMPROVE THE BANK OF FLOYD

SCHEDULE I

PARTICIPANT TRANSACTIONS IN COMMON STOCK OF
CARDINAL BANKSHARES CORPORATION
DURING THE PAST TWO YEARS ††

SCHALLER EQUITY PARTNERS
Purchase or Sale	Quantity of Shares	Date
Purchase	1,100	2/01/2011
Purchase	3,200	2/02/2011
Purchase	73,394	2/07/2011
Purchase	23,700	2/08/2011
Purchase	3,674	2/11/2011
Purchase	21,532	2/15/2011
Purchase	1,400	2/16/2011
Purchase	400	3/23/2011
Purchase	510	3/28/2011
Purchase	1,107	4/04/2011
Purchase	1,322	5/02/2011
Purchase	2,150	5/12/2011
Purchase	400	5/25/2011
Purchase	235	5/31/2011
Purchase	600	6/09/2011
Purchase	1,000	6/24/2011
Purchase	1,000	7/11/2011
Purchase	1,000	7/19/2011
Purchase	743	8/02/2011
Purchase	12,800	8/03/2011

JOHN PAUL HOUSTON
Purchase or Sale	Quantity of Shares	Date
Purchase	500	1/31/2011
Purchase	446	1/31/2011
Purchase	54	1/31/2011
Sale	4	2/15/2011
Sale	200	2/15/2011
Sale	296	2/16/2011
Sale	500	5/18/2011
Purchase	35	10/19/2011

††	The common stock, $10.00 par value per share (the “Common Stock”) , is the only class of security of Cardinal Bankshares Corporation any of the participants have purchased or sold in the past two years. None of the participants other than Schaller Equity Partners and John Paul Houston has had any transaction in the Common Stock during the past two years.

SCHEDULE II

Security Ownership of Certain Beneficial Owners of the Company

The following table sets forth information for those who, as of [ March 8 ], 2012, were known to beneficially own more than 5% of the Company’s common stock. Percentage computations are based on [1,535,733] shares of the Company’s common stock outstanding as of [ March 8, 2012 ], as stated in the Company’s proxy statement. Information with respect to the Partnership’s holdings below are derived from the Partnership’s own records and are consistent with the Partnership’s most recent Schedule 13D filing with respect to the Company, filed on February 28, 2012. Information with respect to Dr. Conduff’s holdings are derived from the Company’s proxy statement.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Schaller Equity Partners 324 Indera Mills Court Winston-Salem, NC 27101	151,267	9.85%
Dr. Joseph H. Conduff, Jr. P.O. Box 113 Floyd, VA 24091	[ 96,853] (1)	[ 6.31]%

(1) Includes 3,691 shares owned by Dr. Conduff’s spouse and 6,383 shares owned as custodian for his sons.

The following table is reprinted from the Company’s proxy statement filed with the Securities and Exchange Commission on [DATE].

Security Ownership of Management

          The following table sets forth as of [ March 8, 2012 ] the beneficial ownership of the Company’s common stock by all (1) directors, (2) named executive officers and (3) directors and named executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management believes that each person has sole voting and investment power with respect to all shares beneficially owned by such person and the address of each shareholder is the same as the Company’s address.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Dr. J. Howard Conduff, Jr.	96,853 (2)	6.31%
J. Alan Dickerson	40 (3)	*
William R. Gardner, Jr	1,420 (4)	*
Michael D. Larrowe	255 (5)	*
Kevin D. Mitchell	22,017 (6)	1.43%
Ronald Leon Moore	7,815 (7)	*
George Harris Warner, Jr	320	*
All directors and executive officers as a group (seven persons)	128,720	8.38%

*	Represents less than 1% of the Company’s common stock.
(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or has or shares the power to dispose of or direct the disposition of the security, or has the right to acquire beneficial ownership of the security within 60 days.
(2)	Includes 3,691 shares owned by Dr. Conduff’s spouse and 6,383 shares owned as custodian for his sons.
(3)	Mr. Dickerson is a named executive officer.
(4)	Includes 100 shares owned by Mr. Gardner’s spouse.
(5)	Mr. Larrowe is a director and named executive officer.
(6)	Includes 4,620 shares owned by Mr. Mitchell’s spouse, 2,720 shares owned jointly with his spouse, 660 shares owned as custodian for his son and 25 shares owned as custodian for his granddaughter.
(7)	Mr. Moore is a director and named executive officer. Mr. Moore’s beneficial ownership includes 3,210 shares owned by his spouse, and 1,519 shares owned jointly with his spouse.

IMPORTANT

Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give us, Coalition to Improve the Bank of Floyd, your proxy FOR the election of our five Nominees by taking three steps:

●	SIGNING the enclosed GOLD proxy card,

●	DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your Shares are held in the name of a broker, bank or other street name holder, only it can vote such Shares and only upon receipt of your specific instructions.   Depending upon the procedures available at your broker, bank or other street name holder, you may be able to vote either by toll-free telephone or by the Internet.  In any event, however, you may vote your Shares by signing, dating and returning the enclosed GOLD proxy card.

GOLD PROXY CARD

PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED MARCH 30, 2012

THIS PROXY IS SOLICITED ON BEHALF OF
COALITION TO IMPROVE THE BANK OF FLOYD

CARDINAL BANKSHARES CORPORATION

2012 ANNUAL MEETING OF SHAREHOLDERS

Scheduled To Be Held:
[Wednesday, April 25, 2012]
[ 2 :00 P .M., Eastern Time]
Bank of Floyd Conference Room
101 Jacksonville Circle
Floyd, Virginia 24091

THE BOARD OF DIRECTORS OF CARDINAL BANKSHARES CORPORATION
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned shareholder of Cardinal Bankshares Corporation (the “Company”) hereby constitutes and appoints Coalition Proxy Holding and Voting SPV, Inc. as the true and lawful attorney and proxy of the undersigned, with full power of substitution and appointment, for, and in the name, place and stead of the undersigned, to vote all of the undersigned’s shares of common stock of the Company at the 2012 Annual Meeting of Shareholders of the Company, scheduled to be held on [ April 25, 2012 ] at [ 2:00 P.M. ] in the Bank of Floyd Conference Room (located adjacent to the Bank of Floyd) at 101 Jacksonville Circle, Floyd, Virginia 24091 (including at any adjournments or postponements thereof and at any meeting called in lieu thereof, the “Annual Meeting”). Said proxy is hereby granted all powers the undersigned shareholder would possess if present. The undersigned shareholder hereby revokes any proxies previously given with respect to the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. It is understood that this proxy confers discretionary authority with respect to any other matters that may properly come before the Annual Meeting that are not known or determined by the proxy holder a reasonable time before Coalition to Improve the Bank of Floyd began its solicitation with respect to this proxy.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL ON THE REVERSE SIDE HEREOF, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE INDICATED NOMINEES FOR DIRECTOR AND IN THE PROXY HOLDER’S DISCRETION AS TO OTHER MATTERS THAT MAY  PROPERLY  COME  BEFORE  THE  ANNUAL  MEETING.

This proxy will be valid until the sooner of (i) one year from the date indicated on the reverse side and (ii) the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

(Continued from the Other Side)

Please Vote, Sign, Date and Return Promptly in the Enclosed Postage-Paid Envelope

[X] Please mark vote as in this example

PROPOSAL FOR ELECTION OF DIRECTORS

THE COALITION RECOMMENDS A VOTE “FOR” THE FOLLOWING NOMINEES LISTED IN THE PROPOSAL

NOMINEES	FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT

T. Mauyer Gallimore
Bobby L. Gardner, Sr.
John Paul Houston	☐	☐	☐
Carol S. Jarratt
James W. Shortt

NOTE: To withhold authority to vote for one or more (but less than all) of the Nominees, mark “For All Except” and write the name of the Nominee(s) with respect to whom you want to withhold authority on the line below.

Unless otherwise instructed by you above, the Coalition intends to use this proxy to vote “FOR” each of T. Mauyer Gallimore, Bobby L. Gardner, Sr., John Paul Houston, Carol S. Jarratt and James W. Shortt.

DATED:	, 2012

(Signature)

(Signature, if held jointly)

(Title)

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR OTHER CAPACITY AS AN AGENT, PLEASE GIVE FULL TITLE AS SUCH.